GMO Trust
FYE 2/28/02
Annual Expense Ratios

Fund Name                                                      Class 3

U.S. Core Fund                                                       0.48%
Growth Fund                                                          0.48%
Value Fund                                                           0.61%
Short-Term Income Fund                                               0.20%
International Intrinsic Value Fund                                   0.69%
Tobacco-Free Core Fund                                               0.48%
International Small Companies Fund                                   0.75%
Small Cap Value Fund                                                 0.48%
Pelican Fund                                                         0.75%
U.S. Sector Fund                                                     0.00%
International Bond Fund                                              0.38%
Small Cap Growth Fund                                                0.48%
Emerging Markets Fund                                                1.19%
Emerging Country Debt Fund                                           0.71%
Global Hedged Equity Fund                                            0.37%
Domestic Bond Fund                                                   0.25%
Currency Hedged International Bond Fund                              0.38%
Inflation Indexed Bond Fund                                          0.42%
Currency Hedged International Equity Fund                            0.31%
Global Bond Fund                                                     0.32%
REIT Fund                                                            0.69%
Foreign Fund                                                         0.75%
International Equity Allocation Fund                                 0.00%
World Equity Allocation Fund                                         0.00%
Global (U.S.+) Equity Allocation Fund                                0.00%
Global Balanced Allocation Fund                                      0.00%
Core Plus Bond Fund                                                  0.38%
Emerging Countries Fund                                              1.40%
Asia Fund                                                            1.28%
Tax-Managed U.S. Equities Fund                                       0.48%
Emerging Country Debt Share Fund                                     0.00%
Tax-Managed International Equities Fund                              0.69%
Intrinsic Value Fund                                                 0.48%
Tax-Managed Small Companies Fund                                     0.70%
Alpha LIBOR Fund                                                     0.05%
Foreign Small Companies Fund                                         0.86%
International Disciplined Equity Fund                                0.55%
International Growth Fund                                            0.69%